EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Erland A. Anderson, Chief Executive Officer of Nord Resources Corporation, and John T. Perry, Chief Financial Officer of Nord Resources Corporation, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Nord Resources Corporation for the quarterly period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Nord Resources Corporation.

Date: November 14, 2006

/s/ Erland A. Anderson
Erland A. Anderson
President and Chief Executive Officer

/s/ John Perry
John T. Perry
Senior Vice President, Chief Financial Officer